                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                              MAPINFO CORPORATION
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                              MAPINFO CORPORATION
               ------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement, if
                          other than the Registrant)


Payment of Filing Fee (check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

    (5) Total fee paid:

        ________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

        ________________________________________________________________________

    (3) Filing Party:

        ________________________________________________________________________

    (4) Date Filed:

        ________________________________________________________________________

[MAPINFO LOGO APPEARS HERE]



August 8, 1997



Dear Shareholders:

Enclosed you will find a proxy concerning the Special Meeting of Shareholders to be held at the Company's corporate headquarters, One Global View, Troy, New York on Wednesday, September 24, 1997 for the described purpose of voting on MapInfo's reincorporation in Delaware.

We ask that you act now on this mailing, and vote, directly or through instruction to your broker, in favor of the reincorporation.

Sincerely,

/s/ Michael D. Marvin                /s/ John C. Cavalier
---------------------                ---------------------
Michael D. Marvin                    John C. Cavalier
Chairman                             President & Chief Executive Officer










   One Global View   Troy, NY 12180-8399   518.285.6000   Fax: 518.285.6060

                              MAPINFO CORPORATION
                                ONE GLOBAL VIEW
                             TROY, NEW YORK 12180

             NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD
                       ON WEDNESDAY, SEPTEMBER 24, 1997

  A Special Meeting of Stockholders of MapInfo Corporation, a New York corporation (the "Company"), will be held at MapInfo Corporation, One Global View, Troy, New York on September 24, 1997 at 4:00 p.m., local time, to consider and act upon the following matters:

    1. To approve the reincorporation of the Company in the State of Delaware (the "Reincorporation"), to be effected pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), by and between the Company and MapInfo Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company ("MapInfo Delaware"), pursuant to which the Company will merge with and into MapInfo Delaware (the "Merger"), and MapInfo Delaware will survive the Merger.

    2. To transact such other business as may properly come before the meeting or any adjournment thereof.

  Stockholders of record at the close of business on August 6, 1997 will be entitled to notice of and to vote at the meeting or any adjournment(s) thereof. The stock transfer books of the Company remain open.

  All stockholders are cordially invited to attend the meeting.

                                          By Order of the Board of Directors,

                                          JOHN F. HALLER,
                                          Secretary

Troy, New York
August 8, 1997

  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                              MAPINFO CORPORATION
                                ONE GLOBAL VIEW
                             TROY, NEW YORK 12180

            PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS
                  TO BE HELD ON WEDNESDAY, SEPTEMBER 24, 1997

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of MapInfo Corporation (the "Company") for use at a Special Meeting of Stockholders (the "Special Meeting") to be held on Wednesday, September 24, 1997 at the offices of the Company, One Global View, Troy, New York, at 4:00 p.m., local time, and at any adjournment(s) of the Special Meeting. All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the proxies will be voted in favor of the matter set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Special Meeting.

  At the close of business on August 6, 1997, the record date for the determination of stockholders entitled to vote at the Special Meeting (the "Record Date"), there were outstanding and entitled to vote an aggregate of 5,879,621 shares of common stock, $.002 par value per share, of the Company (the "New York Common Stock"). Stockholders are entitled to one vote per share.

  The Notice of Special Meeting, this Proxy Statement and the enclosed proxy are being mailed to stockholders on or about August 8, 1997.

VOTES REQUIRED

  The holders of a majority of the number of shares of New York Common Stock issued, outstanding and entitled to vote on any matter shall constitute a quorum at the Special Meeting. Shares of New York Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

  The approval of the Reincorporation proposal requires the affirmative votes of the holders of two-thirds of the outstanding shares of New York Common Stock.

  Shares which abstain from voting, and shares held in street name by brokers or nominees who indicate on their proxy that they do not have discretionary authority to vote such shares as to the Reincorporation proposal, will not be counted as votes in favor of such matter. Accordingly, abstentions and "broker non-votes" with respect to voting on the Reincorporation proposal will have the effect of a vote against the proposal.

SOLICITATION OF PROXIES

  All expenses of the Company's solicitation of proxies, including the cost of preparing and mailing this Proxy Statement to stockholders, will be borne by the Company. In addition to solicitation by use of the mails, proxies may be solicited from stockholders by directors, officers and employees of the Company in person or by telephone, fax or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. The Company also has retained Corporate Investor Communications, Inc., a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the Special Meeting at a cost of approximately $6,000 plus reimbursement of reasonable out-of-pocket expenses. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and the Company will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith.

BENEFICIAL OWNERSHIP OF COMMON STOCK

  The following table sets forth certain information, as of June 30, 1997, with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) the Company's current Chief Executive Officer and the former Chief Executive Officer and each of the four other most highly compensated executive officers for the fiscal year ended September 30, 1996 and (iv) all directors and executive officers of the Company as a group:

                                                    NUMBER OF
                                                      SHARES    PERCENTAGE OF
                                                   BENEFICIALLY  COMMON STOCK
                 BENEFICIAL OWNER                    OWNED(1)   OUTSTANDING(2)
                 ----------------                  ------------ --------------
John F. Haller....................................    387,130         6.6%
 c/o MapInfo Corporation
 One Global View
 Troy, New York 12180
George C. McNamee (3).............................    311,323         5.3%
 c/o First Albany Corporation
 Key Corp. Plaza
 30 South Pearl Street
 Albany, New York 12201
Laszlo C. Bardos (4)..............................    177,345         3.0%
John F. Burton (5)................................      1,322           *
John C. Cavalier..................................        --            *
Michael D. Marvin (6).............................    230,309         3.9%
Brian D. Owen.....................................        983           *
James A. Perakis (7)..............................      2,433           *
D. Joseph Gersuk (8)..............................     22,893           *
Elizabeth A. Ireland (9)..........................     24,433           *
F. Steven Weick (10)..............................     13,333           *
All directors and executive officers as a group
 (10 persons) (11)................................  1,170,521        19.6%

--------
 *  Less than 1%
 (1) The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, each person listed above has sole voting and investment power with respect to the shares listed. Any reference in the footnotes below to stock options held by the person in question relates to stock options which are currently exercisable or exercisable within 60 days after June 30, 1997.

 (2) Number of shares deemed outstanding includes 5,866,079 shares outstanding as of June 30, 1997 plus any shares subject to options held by the person or entity in question which are currently exercisable or exercisable within 60 days after June 30, 1997.
 (3) Includes 5,918 shares subject to stock options held be Mr. McNamee. Also includes 288,305 shares held by First Albany Corporation. Mr. McNamee shares voting and investment power with respect to the shares held by First Albany Corporation and disclaims beneficial ownership of such shares except as to his proportionate pecuniary interest therein.
 (4) Includes 25,000 shares held by Mr. Bardos' wife, as to which shares Mr. Bardos disclaims beneficial ownership.
 (5) Consists of 1,322 shares subject to stock options held by Mr. Burton.
 (6) Includes 49,500 shares subject to stock options held by Mr. Marvin.
 (7) Includes 2,433 shares subject to stock options held by Mr. Perakis.
 (8) Includes 20,334 shares subject to stock options held by Mr. Gersuk.
 (9) Includes 18,600 shares subject to stock options held by Ms. Ireland.
(10) Includes 13,333 shares subject to stock options held by Mr. Weick.
(11) Includes an aggregate of 111,440 shares subject to stock options.

             PROPOSAL 1--APPROVAL OF THE REINCORPORATION PROPOSAL

GENERAL

  The Company has formed MapInfo Delaware, a wholly-owned subsidiary incorporated under the laws of the State of Delaware, for the purpose of effecting the Reincorporation through the consummation of the Merger. The address and phone number of MapInfo Delaware's principal office are the same as those of the Company. Upon consummation of the Merger, the Company will be merged with and into MapInfo Delaware and MapInfo Delaware will survive the Merger. Pursuant to the Merger Agreement, attached to this Proxy Statement as Annex A, each outstanding share of New York Common Stock will automatically be converted into a share of Common Stock, $.002 par value per share of MapInfo Delaware (the "Delaware Common Stock") and each holder of New York Common Stock will be deemed to hold a number of shares of Delaware Common Stock equal to the number of shares of New York Common Stock held by such holder prior to the Reincorporation. It will not be necessary for the Company's stockholders to exchange their existing share certificates following the Reincorporation.

  The Reincorporation will not result in any changes in the business, assets, liabilities or net worth of the Company. The directors and officers of the Company immediately prior to Reincorporation will serve as the directors and officers of MapInfo Delaware following the Reincorporation. Following the Merger, the Delaware Common Stock will be listed on the Nasdaq National Market.

  Pursuant to the Merger Agreement, MapInfo Delaware will assume all of the Company's obligations under the Company's Employee Non-Qualified Stock Option Plan I, Employee Nonqualified Stock Option Plan II, 1993 Stock Incentive Plan, 1993 Employee Stock Purchase Plan and 1993 Director Stock Option Plan, each as amended to date (the "Company Stock Plans"). Each option to purchase shares under the Company Stock Plans or under a Company option agreement will be converted into an option to purchase the same number of shares of Delaware Common Stock on the same terms and conditions as in effect immediately prior to the Reincorporation, and options and rights granted under the Company Stock Plans in the future will be for shares of Delaware Common Stock.

  Approval of the Reincorporation will constitute approval of the Merger, the Merger Agreement, and the assumption of the Company Stock Plans and Company option agreements by MapInfo Delaware.

EFFECTIVE TIME

  The Reincorporation is expected to become effective on September 30, 1997 (the "Effective Time"), assuming stockholder approval has been obtained and all other conditions to the Merger have been satisfied or waived. Pursuant to the terms of the Merger Agreement and applicable law, the Reincorporation may be abandoned by the Board of Directors prior to the Effective Time.

  At the Effective Time, the Certificate of Incorporation of MapInfo Delaware (the "Delaware Certificate of Incorporation") and the By-laws of MapInfo Delaware (the "Delaware By-laws"), attached to this Proxy Statement as Annexes B and C, respectively, and the Delaware General Corporation Law (the "DGCL") will govern the rights of the holders of New York Common Stock. See "Comparison of Stockholder Rights Under New York and Delaware Law" and "Material Changes in the Delaware Certificate of Incorporation and Delaware By-laws from the New York Certificate of Incorporation and New York By-laws."

RECOMMENDATION OF THE BOARD OF DIRECTORS

  The Company's Board of Directors has unanimously approved, and for the reasons described below, unanimously recommends that the Company's stockholders approve, the Reincorporation proposal for the purpose of changing the Company's state of incorporation from New York to Delaware.

REASONS FOR THE MERGER

  Historically, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised in response to the legal and business needs of corporations organized under its laws. As a result, many corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Because of Delaware's preeminence as the state of incorporation for many major corporations, both the Delaware legislature and courts have demonstrated an ability and a willingness to act quickly to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law, establishing public policies with respect to corporate legal affairs. Delaware has a more highly developed body of case law interpreting its corporate statutes than New York, and this case law advantage gives Delaware corporate law an added measure of predictability that is useful in a judicial system based largely on precedent. These factors often provide the directors and management of Delaware corporations with greater certainty and predictability in managing the affairs of the corporation. Furthermore, the Delaware court system provides for the relatively expeditious resolution of corporate disputes. Delaware has a specialized Court of Chancery which hears cases involving corporate law and lacks jurisdiction over tort or criminal cases. Moreover, appeals to the Supreme Court of Delaware in important cases can be made and decided relatively rapidly.

COMPARISON OF STOCKHOLDER RIGHTS UNDER NEW YORK AND DELAWARE LAW

  The reincorporation will effect several changes in the rights of stockholders as a result of differences between the New York Business Corporation Law (the "NYBCL") and the DGCL. The provisions of the NYBCL and the DGCL differ in numerous respects. Summarized below are certain of the principal differences between the NYBCL and the DGCL affecting the rights of stockholders. This summary does not purport to be a complete statement of the differences affecting the stockholders' rights under the NYBCL and the DGCL and is subject to, and qualified in its entirety by reference to, all the provisions of these statutes.

  Dividends. Under both the NYBCL and the DGCL, a corporation may generally pay dividends out of surplus. In addition, the DGCL, unlike the NYBCL permits a corporation, under certain circumstances, to pay dividends, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

  Rights and Options. The NYBCL requires that holders of a majority of the outstanding shares approve any incentive plan pursuant to which rights or options are to be granted to directors, officers or employees. The DGCL does not require stockholder approval of such incentive plans, although various other applicable legal and regulatory requirements may make stockholder approval of rights or option plans of MapInfo Delaware necessary or desirable.

  Consideration for Shares. The NYBCL provides that neither obligations of the subscriber for future payments nor future services shall constitute payment or partial payment for shares of a corporation. Furthermore, certificates for shares may not be issued until the full amount of the consideration for the shares has been paid. The DGCL provides that shares of stock may be issued, and deemed to be fully paid, if the corporation receives consideration having a value not less than the par value of such shares and the corporation receives a binding obligation of the subscriber to pay the balance of the subscription price.

  Dissenter's Rights. The NYBCL provides that a dissenting stockholder has the right to receive the fair value of his shares if he objects to (i) certain mergers and consolidations, (ii) certain dispositions of assets requiring stockholder approval, (iii) a share exchange, or (iv) certain amendments to the certificate of incorporation which adversely affect the rights of such stockholder. The DGCL provides such appraisal rights only in the case of a stockholder objecting to certain mergers or consolidations, and such appraisal rights do not apply (x) to stockholders of the surviving corporation in a merger if stockholder approval of the merger is not required, or (y) to any class of stock which is either (a) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or (b) held of record by more than 2,000 holders, unless stockholders are required to accept for their shares in the merger or consolidation anything other than common stock of the surviving corporation, common stock of another corporation that is so listed or held, cash in lieu of fractional shares or any combination of the foregoing.

  Indemnification of Officers and Directors. The laws of New York and Delaware regarding indemnification by a corporation of its directors and officers provide that indemnification may be made in connection with non-derivative actions and in connection with derivative actions except where the director or officer is adjudged to be liable to the corporation, unless and only to the extent that, an appropriate court determines that, in view of all the circumstances, such director or officer is fairly and reasonably entitled to such indemnification. The NYBCL additionally provides that indemnification may not be made in connection with derivative actions where a claim is settled or otherwise disposed of.

  The laws of New York and Delaware regarding indemnification by a corporation of its directors and officers also provide that the indemnification and advancements of expenses granted pursuant to, or provided by, such laws is not exclusive of any other rights to which a director or officer may be entitled. The NYBCL additionally provides that no indemnification may be made to or on behalf of any director or officer for liability arising from actions taken in bad faith, intentional wrongdoing, or where an improper personal benefit was derived. The DGCL contains no such express limitation.

  Limitation of Director Liability. The DGCL permits a corporation to provide in its certificate of incorporation that directors will have limited or no personal liability to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for (i) any breach of the director's duty of loyalty, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) the payment of illegal dividends or distributions, or (iv) any transaction from which the director derived an improper personal benefit.

  The NYBCL permits a corporation to provide in its certificate of incorporation that directors will have limited or no personal liability to the corporation or its stockholders for damages for any breach of duty in such capacity, provided that no such provision shall eliminate or limit (i) the liability of any director if a judgement or other final adjudication adverse to him establishes that his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law, (ii) that he personally gained a financial profit or other advantage to which he was not legally entitled, or (iii) that his acts resulted in an improper dividend, redemption of shares, distribution of assets or loan to a director.

  Loans to Directors. The NYBCL prohibits loans to corporate directors unless authorized by stockholder vote. The DGCL permits the Board of Directors, without stockholder approval, to authorize loans to corporate directors who are also officers.

  Vote Required for Merger. The NYBCL requires the affirmative vote of two-thirds of a corporation's outstanding shares to authorize a merger, consolidation, dissolution or disposition of substantially all of the assets of a corporation. The DGCL requires the affirmative vote of a majority of the outstanding shares to authorize any such action, unless otherwise expressly provided in the certificate of incorporation. Also, the DGCL permits a merger without approval of the stockholders of the surviving corporation if, among other things, no Certificate of Incorporation amendment is involved and the merger results in no more than a 20% increase in the number of outstanding shares of common stock of such corporation. No such provision is contained in the NYBCL.

  Stockholder Consent to Action without a Meeting. The NYBCL provides that any action by stockholders may be taken without a meeting only with the written consent of all stockholders who would be entitled to vote at a meeting held for such purpose. Under the DGCL, unless the corporation's certificate of incorporation provides otherwise, any action that could be taken at an annual or special meeting of stockholders may be taken without prior notice and without a vote if a consent in writing setting forth the action to be taken is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. This difference between the NYBCL and the DGCL will not immediately affect the interests of stockholders of the Company because the Delaware Certificate of Incorporation provides that stockholders may act without a meeting only with the written consent of all stockholders who would be entitled to vote at a meeting held for such purpose.

  Approval of Transactions with Interested Directors. The NYBCL provides several methods for establishing the validity of transactions between a corporation and interested directors. One method requires a vote that would be sufficient for such purpose without counting the vote of such interested director, or, if the votes of the disinterested directors are insufficient to constitute an act of the board, by unanimous vote of the disinterested directors. The comparable provision of the DGCL requires only the affirmative vote of a majority of the disinterested directors, without requiring that such vote be sufficient alone to be the act of the board or committee.

  Notices and Record Date. Under the DGCL, the Board of Directors of a corporation may fix a record date for stockholder meetings and may give notices for such meetings which shall not be more than sixty nor less than ten days before the date of a meeting. The NYBCL allows for a period of between ten and fifty days for notices or determinations of a record date.

  Classification of the Board of Directors. The NYBCL permits a classified board with as many as four classes but forbids fewer than three directors in any class. The DGCL permits a classified board of directors with as many as three classes, but does not specify a minimum number of directors for each class. Neither the Delaware Certificate of Incorporation nor the Company's Certificate of Incorporation (the "New York Certificate of Incorporation") provides for a classified board.

  Number of Directors. Under the DGCL, a corporation may have as few as one director and there is no statutory upper limit on the number of directors. The specific number may be fixed in the by-laws or in the certificate of incorporation, but if fixed in the certificate of incorporation, may be changed only by amendment of the certificate of incorporation. If the certificate of incorporation is silent as to the number of directors, the board of directors may fix or change the authorized number of directors pursuant to a provision of the by-laws. The MapInfo Delaware By-laws provide that the number of directors shall be determined by the Board.

  Under the NYBCL, the number of directors may not be less than three, and any higher number may be fixed by the By-laws or by action of the stockholders or of the board of directors under the specific provisions of the By-laws adopted by the stockholders. The number of directors may be increased or decreased by amendment of the By-laws or by action of the stockholders or of the board of directors under the specific provisions of a by-law adopted by the stockholders, subject to certain limitations.

  Business Combination Statutes. The NYBCL prohibits any "business combination" (as therein defined) between a domestic corporation and an "interested stockholder" for five years after the date that the interested stockholder became an interested stockholder unless prior to that date the board of directors of the domestic corporation approved the business combination or the transaction that resulted in the interested stockholder becoming an interested stockholder. After five years, such a business combination is permitted only if (a) it is approved by a majority of the shares not owned by, or by an affiliate of, the interested stockholder or (b) certain statutory fair price requirements are met. An "interested stockholder" is any person who beneficially owns, directly or indirectly, 20% or more of the outstanding voting shares of the corporation.

  The DGCL prohibits any "business combination" (as therein defined) between a Delaware corporation and an "interested stockholder" for three years following the date that the interested stockholder became an interested stockholder unless (i) prior to that time the board of directors approved the business combination or the transaction that resulted in the interested stockholder becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the interested stockholder becoming an interested stockholder, the interested stockholder held at least 85% of the outstanding voting stock of the corporation (not counting shares owned by officers and directors and certain shares in employee stock plans), or (iii) on or subsequent to such time the business combination is approved by the board of directors and at least two-thirds of the outstanding shares of voting stock not owned by the interested stockholder. The DGCL defines "interested stockholder" as any person who beneficially owns, directly or indirectly, 15% or more of the outstanding voting stock of the corporation.

  Inspection of Stockholder's List. With respect to the inspection of stockholder's lists, the NYBCL provides a right of inspection on at least 5 days' written demand to (i) any person who shall have been a stockholder for at least 6 months immediately preceding the demand or (ii) any person holding, or authorized in writing by, at least 5% of any class of outstanding shares. The corporation has certain rights calculated to assure itself that the demand for inspection is not for a purpose or interest other than that of the corporation. The DGCL permits any stockholder, upon written request, to inspect the stockholder's list at any time for a purpose reasonably related to such person's interest as a stockholder and, during the 10 days preceding the stockholder's meeting, for any purpose germane to that meeting.

  Redemption of Shares. The NYBCL generally permits redemption of shares of common stock only at the option of the corporation. The DGCL permits redeemable shares to be subject to redemption, in accordance with the terms thereof, by the corporation at its option or at the option of the holders thereof, provided that at the time of such redemption the corporation has outstanding shares of at least one class or series with full voting powers that is not subject to redemption.

  Holding Company Reorganization. While no analogous provision exists under the NYBCL, Section 251(g) of the DGCL permits a Delaware corporation to reorganize as a holding company without stockholder approval. The reorganization contemplated by the statute is accomplished by merging the subject corporation with or into a direct or indirect wholly owned subsidiary of the corporation and converting the stock of the corporation into stock of another direct or indirect wholly owned subsidiary of the corporation, which would be the new holding company. The statute eliminates the requirement for a stockholder vote on such a merger but contains several provisions designed to ensure that the rights of stockholders are not changed by or as a result of the merger, except and to the extent that such rights could be changed without such stockholder approval under existing law.

MATERIAL CHANGES IN THE DELAWARE CERTIFICATE OF INCORPORATION AND DELAWARE BY-LAWS FROM THE NEW YORK CERTIFICATE OF INCORPORATION AND NEW YORK BY-LAWS

  The Delaware Certificate of Incorporation and Delaware By-laws, attached as Annexes B and C, respectively, to this Proxy Statement, will be in effect at the Effective Time of the Merger and will govern the rights of stockholders in the event the Reincorporation proposal is approved. Set forth below is a summary of the material changes in the Delaware Certificate of Incorporation and Delaware By-laws from the New York Certificate of Incorporation and the Company's By-laws (the "New York By-laws"). The following summary does not purport to be a complete statement of such changes or of the Delaware Certificate of Incorporation and the Delaware By-laws and is qualified in its entirety by reference to such documents. Copies of the New York Certificate of Incorporation and New York By-laws are available for inspection from the Company and copies will be sent to stockholders upon written request addressed to the Secretary of the Company.

  Purpose Clause. The purpose clause of the Delaware Certificate of Incorporation permits MapInfo Delaware "to engage in any lawful acts or activities for which corporations may be organized under the General Corporation Law of Delaware." The purpose clause in the New York Certificate of Incorporation makes reference to the NYBCL.

  Special Meetings. The New York By-laws contain provisions that state that special meetings of stockholders may be called in writing by the Chairman of the Board of Directors, the President or by a resolution of the Board of Directors. The Delaware Certificate of Incorporation provides that a special meeting of stockholders may only be called by the Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officer (or, if there is none, the President).

  Indemnification and Limitation of Liability. As described above, the NYBCL and the DGCL differ with respect to indemnification of directors and officers and the limitation of such individual's liability. The Delaware Certificate of Incorporation provides for indemnification of directors and officers to the fullest extent permitted by the DGCL. Provisions relating to indemnification of directors and officers of the Company are included in the New York By-laws rather than in the New York Certificate of Incorporation. The New York By-laws provide for indemnification of directors and officers to the fullest extent permitted by the NYBCL.

  The Delaware Certificate of Incorporation provides that, notwithstanding other provisions of the Delaware Certificate of Incorporation, indemnification will be made if the indemnitee is successful in the defense of an action. An individual seeking indemnification must make such request to the corporation. Indemnification will be made within 60 days of such request unless the corporation determines, by clear and convincing evidence, that the individual did not meet the applicable standard of conduct necessary for indemnification. Such determination may be made by (i) a majority vote of disinterested directors, although less than a quorum, (ii) a majority vote of a quorum of outstanding shares of Common Stock (excluding interested stockholders), (iii) independent legal counsel or (iv) a court of competent jurisdiction. Any individual seeking indemnification may enforce the right to indemnification in any court of competent jurisdiction.

  The New York By-laws provide that indemnification is available where an officer or director has been successful, on the merits or otherwise, in the defense of a civil or criminal action or certain types of proceedings. Any other indemnification, unless awarded by a court, is available only if authorized by the corporation in the specific case (i) by the Board of Directors acting by a quorum of directors who are not parties to such action or proceeding upon a finding that the director or officer has met the specified standard of conduct, or (ii) if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, (a) by the Board of Directors upon the opinion in writing of independent legal counsel that indemnification is proper because the specified standard of conduct has been met or (b) by the stockholders upon a finding that such officer or director has met the specified standard of conduct. The relevant New York By-law provisions also require that, if a person is indemnified otherwise than by court order or action of the stockholders, the corporation notify the stockholders within a specified time period of certain facts relating to such indemnification.

  The Delaware Certificate of Incorporation authorizes the corporation to purchase and maintain directors and officers liability insurance to insure against liabilities or losses incurred in such capacities whether or not the corporation would have the power to indemnify the individual under the DGCL.

  The New York By-laws also provide for such insurance. However, if the indemnitee could not be indemnified under the New York By-laws, the contract of insurance must provide, in a manner acceptable to the Superintendent of Insurance, for a retention amount and for co-insurance. In addition, the insurance may not provide for any payment (i) other than cost of defense, to any director or officer if a judgment or other final adjudication adverse to the insured director or officer establishes that his acts of active and deliberate dishonesty were material to the cause of action so adjudicated, or that he gained in fact a financial profit or other advantage to which he was not legally entitled, or (ii) in relation to any risk the insurance of which is prohibited under the insurance law of the State of New York.

  The Delaware Certificate of Incorporation provides that except to the extent that the DGCL prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Company shall be personally liable for any monetary damages for breaches of fiduciary duty as a director. The DGCL currently provides that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the director derived an improper personal benefit, or (iv) under Section 174 of the DGCL, which relates to the unlawful payment of dividend or unlawful stock purchase or redemption.

  The New York Certificate of Incorporation provides that the personal liability of the Company's directors for breach of duty as a director shall be eliminated to the fullest extent permitted by the NYBCL, provided that no liability shall be eliminated or limited if a judgment or other final adjudication adverse to the director establishes that (i) his acts or omissions were in bad faith or involved intentional misconduct, (ii) he personally gained a financial profit or other advantage to which such director was not legally entitled or (iii) his acts violated Section 719 of the NYBCL, which relates to the improper payment of a dividend, an invalid purchase of shares or distribution of assets, and unauthorized loans to directors.

  Transactions with Interested Parties. The Delaware By-laws provide that no contract or transaction between the corporation and one or more of the directors or officers, or between the corporation and any other organization in which one or more of the directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or a committee of the Board of Directors which authorizes the contract or transaction or solely because his or her or their votes are counted for such purpose, if (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum, (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee of the Board of Directors, or the stockholders.

  The New York Certificate of Incorporation and New York By-laws do not contain a similar provision, but transactions with interested parties are governed by the NYBCL. See "Comparison of Stockholder Rights Under New York and Delaware Law--Approval of Transactions with Interested Directors."

  Other Changes to Reflect Technical Differences between the DGCL and the NYBCL. In addition to the changes described above, certain technical changes have been made in the Delaware Certificate of Incorporation and Delaware By-laws from the New York Certificate of Incorporation and New York By-laws to reflect differences between the DGCL and the NYBCL. Such technical changes include: designation of a registered office and registered agent in the State of Delaware; changes in the maximum number of days applicable for giving notice of meetings and for setting record dates; and changing references in the By-laws to places (for example, the place for certain meetings) or to applicable law from New York to Delaware.

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

  The following discussion addresses the material federal income tax consequences of the Merger that are applicable to holders of New York Common Stock. The discussion does not deal with all federal income tax consequences that may be relevant to a particular holder of New York Common Stock or any foreign, state or local tax considerations. ACCORDINGLY, HOLDERS OF NEW YORK COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC FEDERAL, FOREIGN, STATE AND LOCAL TAX CONSEQUENCES TO THEM OF THE MERGER.

  The following discussion is based upon the Company's interpretation of the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Company has not and will not request a ruling from the Internal Revenue Service regarding the tax consequences of the Merger.

  The Company believes that the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code (a "Reorganization"). As a result of the Merger constituting a Reorganization: (i) no gain or loss will be recognized by the holders of New York Common Stock or the Company upon consummation of the Merger; (ii) the aggregate tax basis of the Delaware Common Stock received in the Merger will be the same as the aggregate tax basis of the New York Common Stock exchanged in the Merger; and (iii) the holding period of the Delaware Common Stock received in the Merger will include the period for which the New York Common Stock was held.

ACCOUNTING TREATMENT OF THE MERGER

  In accordance with generally accepted accounting principles, the Company expects that the Merger will be accounted for as a reorganization of entities under common control at historical cost.

REGULATORY APPROVAL

  The consummation of the Merger is conditioned upon the Company obtaining all required consents of governmental authorities. To the Company's knowledge, the only required governmental consent to the consummation of the Merger will be the filing of a Certificate of Merger by the Tax Commissioner of the State of New York with the Secretary of State of the State of New York.

APPRAISAL RIGHTS

  New York law does not provide for appraisal rights for dissenting stockholders of the Company in connection with the Merger.

                                 OTHER MATTERS

  The Board of Directors does not know of any other matters which may come before the Special Meeting. However, if any other matters are properly presented to the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                             STOCKHOLDER PROPOSALS

  Proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company at its principal office in Troy, New York no later than September 12, 1997 for inclusion in the proxy statement for that meeting.

                                          By Order of the Board of Directors,

                                          JOHN F. HALLER,
                                          Secretary

August 8, 1997

  THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                                        ANNEX A

                         AGREEMENT AND PLAN OF MERGER

  AGREEMENT AND PLAN OF MERGER, dated as of August 1, 1997 (the "Merger Agreement"), between MapInfo Corporation, a New York corporation originally incorporated under the name Navigational Technologies Incorporation ("MapInfo New York"), and MapInfo Corporation, a Delaware corporation and wholly-owned subsidiary of MapInfo New York ("MapInfo Delaware").

  WHEREAS, on the date hereof, MapInfo New York has authority to issue 25,000,000 shares of Common Stock, par value $.002 per share (the "New York Common Stock"), of which 5,879,621 shares are issued and outstanding, 22,000 shares are held in treasury and options to purchase 1,143,486 shares are outstanding and 1,000,000 shares of Preferred Stock, par value $.01 per share, of which no shares are issued and outstanding and no shares are held in treasury;

  WHEREAS, on the date hereof MapInfo Delaware has authority to issue 25,000,000 shares of Common Stock, par value $.002 per share (the "Delaware Common Stock"), of which 1,000 shares are issued and outstanding and no shares are held in treasury, and 1,000,000 shares of Preferred Stock, par value $.01 per share, of which no shares are issued and outstanding and no shares are held in treasury;

  WHEREAS, the respective Boards of Directors of MapInfo New York and MapInfo Delaware have determined that it is advisable and in the best interests of each of such corporations that MapInfo New York merge with and into MapInfo Delaware upon the terms and subject to the conditions set forth herein for the purpose of effecting the change of the state of incorporation of MapInfo New York from New York to Delaware;

  WHEREAS, the respective Boards of Directors of MapInfo New York and MapInfo Delaware have by resolutions duly adopted, approved this Merger Agreement;

  WHEREAS, MapInfo New York has approved this Merger Agreement in its capacity as the sole stockholder of MapInfo Delaware; and

  WHEREAS, the Board of Directors of MapInfo New York has directed that this Merger Agreement be submitted to a vote of its stockholders at a Special Meeting of stockholders to be held on September 24, 1997, or at any and all adjournments thereof;

  NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained, MapInfo New York and MapInfo Delaware hereby agree as follows:

  1. Merger. MapInfo New York shall be merged with and into MapInfo Delaware (the "Merger"), and MapInfo Delaware shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall become effective upon the date and time of filing an appropriate certificate of merger, providing for the Merger, with the Secretary of State of the State of New York and an appropriate certificate of merger, providing for the Merger, with the Secretary of State of the State of Delaware, whichever later occurs (the "Effective Time").

  2. Governing Documents. The Certificate of Incorporation of MapInfo Delaware, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable law. The By-laws of MapInfo Delaware, as in effect immediately prior to the Effective Time, shall be the By-laws of the Surviving Corporation without change or amendment unless and until thereafter amended in accordance with the provisions thereof, the Certificate of Incorporation of the Surviving Corporation and applicable law.

  3. Succession. At the Effective Time, the separate corporate existence of MapInfo New York shall cease, and MapInfo Delaware shall succeed to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of MapInfo New York, and MapInfo Delaware shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of MapInfo New York, including, without limitation, all outstanding indebtedness of MapInfo New York, all in the manner and as more fully set forth in Section 259 of the General Corporation Law of the State of Delaware.

  4. Directors. The directors and the members of the various committees of the Board of Directors of MapInfo New York immediately prior to the Effective Time shall be the directors and members of such committees of the Surviving Corporation at and after the Effective Time to serve until the expiration of their respective terms and until their successors are duly elected and qualified.

  5. Officers. The officers of MapInfo New York immediately preceding the Effective Time shall be the officers of the Surviving Corporation at and after the Effective Time until their successors are duly elected and qualified.

  6. Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of MapInfo New York such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or conform, of record or otherwise, in the Surviving Corporation, the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of MapInfo New York, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized, in the name and on behalf of MapInfo New York or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

  7. Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

    (a) each share of New York Common Stock issued and outstanding immediately prior to the Effective Time shall be changed and converted into and shall be one fully paid and nonassessable share of Delaware Common Stock;

    (b) each share of New York Common Stock held in the treasury of MapInfo New York immediately prior to the Effective Time shall be automatically converted into one share of Delaware Common Stock, which shares shall continue to be retained and held by the Surviving Corporation in the treasury thereof;

    (c) each option, warrant, purchase right, unit or other security of MapInfo New York issued and outstanding immediately prior to the Effective Time shall be changed and converted into and shall be an identical security of MapInfo Delaware, and the same number of shares of Delaware Common Stock shall be reserved for purposes of the exercise of such options, warrants, purchase rights, units or other securities as is equal to the number of shares of New York Common Stock so reserved as of the Effective Time; and

    (d) each share of Delaware Common Stock issued and outstanding in the name of MapInfo New York immediately prior to the Effective Time shall be cancelled and retired and resume the status of authorized and unissued shares of Delaware Common Stock, and no shares of Delaware Common Stock or other securities of MapInfo Delaware shall be issued in respect thereof.

  8. Employee Option and Benefit Plans. Each option or other right to purchase or otherwise acquire shares of New York Common Stock evidenced by an option agreement (an "Option") or granted under any employee option, stock purchase or other benefit plan of MapInfo New York (collectively, the "Plans") which is outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option or right to acquire (and MapInfo Delaware hereby assumes the obligation to deliver) the same number of shares of Delaware Common Stock, at the same price per share, and upon the same terms, and subject to the same conditions, as set forth in the respective Plan as in effect immediately prior to the Effective Time. The same number of shares of Delaware Common Stock shall be reserved for purposes of the Plans as is equal to the number of shares of New York Common Stock so reserved immediately prior to the Effective Time. MapInfo Delaware hereby assumes, as of the Effective Time, (i) the Plans and all obligations of MapInfo New York under the Plans, including the outstanding options, stock purchase rights or awards or portions thereof granted pursuant to the Plans and the right to grant additional options and stock purchase rights thereunder, (ii) all obligations of MapInfo New York under all other benefit plans in effect as of the Effective Time with respect to which employee rights or accrued benefits are outstanding as of the Effective Time and (iii) all obligations of MapInfo New York under any Options.

  9. Dividends and Distributions. In the event that any dividend or other distribution shall hereafter be declared by the Board of Directors of MapInfo New York in respect of the outstanding shares of New York Common Stock payable subsequent to the Effective Time, the obligation to make payment of such dividend or other distribution shall, by virtue of the Merger, become the obligation of the Surviving Corporation and shall be satisfied in the manner specified in such declaration, except that, to the extent that such dividend or other distributions shall have been declared payable in whole or in part in shares of New York Common Stock, the Surviving Corporation shall issue, in place thereof, to the persons entitled thereto, the identical number of shares of Delaware Common Stock.

  10. Conditions to the Merger.

    (a) The consummation of the Merger and the other transactions herein provided is subject to receipt prior to the Effective Time of the requisite approval of the Merger by the holders of New York Common Stock pursuant to the New York Business Corporation Law.

    (b) MapInfo New York shall have received a response to its letter to the Securities and Exchange Commission (the "Commission") dated June 17, 1997 indicating that the Commission will take "no-action" if the Delaware Common Stock to be issued in the Merger is not registered under the Securities Act of 1933, as amended.

  11. Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of New York Common Stock or warrants, units or other securities of MapInfo New York shall be deemed for all purposes to evidence ownership of and to represent the shares of Delaware Common Stock or warrants, units or other securities of MapInfo Delaware, as the case may be, into which the shares of New York Common Stock or warrants, units or other securities of MapInfo New York represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Delaware Common Stock or warrants, units or other securities of MapInfo Delaware, as the case may be, evidenced by such outstanding certificate, as above provided.

  12. Amendment. The parties hereto, by mutual consent of their respective boards of directors, may amend, modify or supplement this Merger Agreement prior to the Effective Time; provided, however, that no amendment, modification or supplement may be made after the adoption of this Merger Agreement by the stockholders of MapInfo New York which changes this Merger Agreement in a way which, in the judgment of the Board of Directors of MapInfo New York, would have a material adverse effect on the stockholders of MapInfo New York, unless such amendment, modification or supplement is approved by such stockholders.

  13. Termination. This Merger Agreement may be terminated, and the Merger and the other transactions provided for herein may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Merger Agreement by the stockholders of MapInfo New York, by action of the Board of Directors of MapInfo if:

    (a) the conditions specified in Section 10 hereof shall not have been satisfied or waived; or

    (b) the Board of Directors of MapInfo New York determines for any reason, in its sole judgment and discretion, that the consummation of the merger would be inadvisable or not in the best interests of MapInfo New York and its stockholders.

  14. Counterparts. This Merger Agreement may be executed in one or more counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

  15. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Merger Agreement.

  16. New York Appointment. The surviving Corporation hereby agrees that it may be served with process in the State of New York in any action or special proceeding for enforcement of any liability or obligation of MapInfo New York, MapInfo Delaware or the Surviving Corporation arising from the Merger. The Surviving Corporation appoints the Secretary of State of the State of New York as its agent to accept service of process of any such suit or other proceeding and a copy of such process shall be mailed by the Secretary of State of the State of New York to the Surviving Corporation at One Global View, Troy, New York, 12180, Attention: General Counsel.

  17. Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

  IN WITNESS WHEREOF, MapInfo New York and MapInfo Delaware have caused this Merger Agreement to be executed and delivered as of the date first above written.

                               MAPINFO CORPORATION
                               a New York corporation

                               By:    /s/ John C. Cavalier
                                     -----------------------------------------

                               Name: John C. Cavalier
                                     ----------------------------------------

                               Title: President and Chief Executive Officer
                                      ----------------------------------------

                               MAPINFO CORPORATION
                               a Delaware corporation

                               By:   /s/ John C. Cavalier
                                    -----------------------------------------

                               Name: John C. Cavalier
                                     ----------------------------------------

                               Title: President and Chief Executive Officer
                                      ----------------------------------------

                                                                        ANNEX B

                         CERTIFICATE OF INCORPORATION
                                      OF
                              MAPINFO CORPORATION

  FIRST. The name of the Corporation is:

                              MapInfo Corporation

  SECOND. The address of its registered office in the State of Delaware is 30 Old Rudnick Lane, in the City of Dover, County of Kent. The name of its registered agent at such address is CorpAmerica, Inc.

  THIRD. The nature of the business or purposes to be conducted or promoted by the Corporation are as follows:

  To engage in any lawful acts or activities for which corporations may be organized under the General Corporation Law of Delaware.

  FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is twenty-six million (26,000,000) shares, consisting of (i) twenty-five million (25,000,000) shares of Common Stock, $.002 par value per share ("Common Stock"), and (ii) one million (1,000,000) shares of Preferred Stock, $.01 par value per share ("Preferred Stock"), which may be issued from time to time in one or more series as set forth in Part B of this Article FOURTH.

  The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A. COMMON STOCK.

  1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

  2. Voting. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders. There shall be no cumulative voting.

  The number of authorized shares of Common Stock may be increased or decreased (but not below the aggregate number of shares thereof then outstanding or reserved for issuance pursuant to any stock plan of the Corporation) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

  3. Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

  4. Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

B. PREFERRED STOCK.

  Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

  Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issuance of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the designation or issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

  FIFTH. The name and mailing address of the sole incorporator are as follows:

      NAME                                                  MAILING ADDRESS
      ----                                                  ---------------
      Miriam M. Netter, Esq................................ MapInfo Corporation
                                                            One Global View
                                                            Troy, NY 12180

  SIXTH. In furtherance of and not in limitation of powers conferred by statute, it is further provided that the Board of Directors is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation.

  SEVENTH. Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

  EIGHTH. 1. Action, Suits and Proceedings Other than by or in the Right of the Corporation. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees) judgment, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful. Notwithstanding anything to the contrary in this Article, except as set forth in Section 6 below, the Corporation shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by the Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation.

  2. Actions or Suits by or in the Right of the Corporation. The Corporation shall indemnify any Indemnitee who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees) and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of Delaware shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses (including attorneys' fees) which the Court of Chancery of Delaware shall deem proper.

  3. Indemnification for Expenses of Successful Party. Notwithstanding the other provisions of this Article, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, he or she shall be indemnified against all expenses (including attorneys' fees) actually and reasonably incurred by him or her or on his or her behalf in connection therewith. Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to the Indemnitee, (ii) an adjudication that the Indemnitee was liable to the Corporation, (iii) a plea of guilty or nolo contendere by the Indemnitee, (iv) an adjudication that the Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and (v) with respect to any criminal proceeding, an adjudication that the Indemnitee had reasonable cause to believe his or her conduct was unlawful, the Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

  4. Notification and Defense of Claim. As a condition precedent to his or her right to be indemnified, the Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving him or her for which indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee. After notice from the Corporation to the Indemnitee of its election so to assume such defense, the Corporation shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with such claim, other than as provided below in this Section 4. The Indemnitee shall have the right to employ his or her own counsel in connection with such claim, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Corporation, (ii) counsel to the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and the Indemnitee in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article. The Corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for the Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above.

  5. Advance of Expenses. Subject to the provisions of Section 6 below, in the event that the Corporation does not assume the defense pursuant to Section 4 of this Article of any action, suit, proceeding or investigation of which the Corporation receives notice under this Article, any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that the payment of such expense incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article. Such undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment.

  6. Procedure for Indemnification. In order to obtain indemnification or advancement of expenses pursuant to Section 1, 2, 3 or 5 of this Article, the Indemnitee shall submit to the Corporation a written request, including in such request such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification or advancement of expenses. Any such indemnification or advancement of expenses shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of the Indemnitee, unless with respect to requests under
Section 1, 2 or 5 the Corporation determines, by clear and convincing evidence, within such 60-day period that the Indemnitee did not meet the applicable standard of conduct set forth in Section 1 or 2, as the case may be. Such determination shall be made in each instance by (a) a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question ("disinterested directors"), even though less than a quorum, (b) a majority vote of a quorum of the outstanding shares of stock of all classes entitled to vote for directors, voting as a single class, which quorum shall consist of stockholders who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may be regular legal counsel to the Corporation), or (d) a court of competent jurisdiction.

  7. Remedies. The right to indemnification or advances as granted by this Article shall be enforceable by the Indemnitee in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within the 60-day period referred to above in Section 6. Unless otherwise provided by law, the burden of proving that the Indemnitee is not entitled to indemnification or advanced of expenses under this Article shall be on the Corporation. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Section 6 that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. The Indemnitee's expenses (including attorneys' fees) incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

  8. Subsequent Amendment or Legislation. No amendment, termination or repeal of this Article or of the relevant provisions of the General Corporation Law of Delaware or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal. If the General Corporation Law of Delaware is amended after adoption of this Article to expand further the indemnification permitted to Indemnitees, then the Corporation shall indemnify such persons to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

  9. Other Rights. The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of the Indemnitee. Nothing contained in this Article shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures different from those set forth in this Article. In addition, the Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

  10. Partial Indemnification. If an Indemnitee is entitled under any provision of this Article to indemnification by the Corporation for some or a portion of the expenses (including attorneys' fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with any action, suit, proceeding or investigation and any appeal, therefrom but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify the Indemnitee for the portion of such expenses (including attorneys' fees), judgments, fines or amounts paid in settlement to which the Indemnitee is entitled.

  11. Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) against any expense, liability or loss incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation law of Delaware.

  12. Merger or Consolidation. If the Corporation is merged into or consolidated with another corporation and the Corporation is not the surviving corporation, the surviving corporation shall assume the obligations of the Corporation under this Article with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the date of such merger or consolidation.

  13. Savings Clause. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including attorneys' fees) judgments, fines and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

  14. Definitions. Terms used herein and defined in Section 145(h) and Section 145(i) of the General Corporation Law of Delaware shall have the respective meanings assigned to such terms in such Section 145(h) and Section 145(i).

  NINTH. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

  TENTH. Any action required or permitted to be taken at any meeting of shareholders may be taken without a meeting, if, prior to such action, a written consent or consents thereto setting forth such action, is signed by the holders of record of all of the shares of the stock of the Corporation issued and outstanding and entitled to vote.

  ELEVENTH. Special meetings of stockholders may be called at any time by only the Chairman of the Board of Directors, the Chief Executive Officer (or if there is no Chief Executive Officer, the President) or the Board of Directors. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

  EXECUTED at Troy, New York, on July 1, 1997.

                                          /s/ Miriam M. Netter
                                          _____________________________________
                                          Incorporator

                                                                         ANNEX C


                                    BY- LAWS
                                       OF
                              MAPINFO CORPORATION
                            (A DELAWARE CORPORATION)

                                    BY-LAWS

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE 1--Stockholders.................................................... C-1
  1.1  Place of Meetings................................................... C-1
  1.2  Annual Meeting...................................................... C-1
  1.3  Special Meetings.................................................... C-1
  1.4  Notice of Meetings.................................................. C-1
  1.5  Voting List......................................................... C-1
  1.6  Quorum.............................................................. C-1
  1.7  Adjournments........................................................ C-2
  1.8  Voting and Proxies.................................................. C-2
  1.9  Action at Meeting................................................... C-2
  1.10 Nomination of Directors............................................. C-2
  1.11 Notice of Business at Annual Meetings............................... C-3
  1.12 Action without Meeting.............................................. C-3
  1.13 Organization........................................................ C-3
ARTICLE 2--Directors....................................................... C-4
  2.1  General Powers...................................................... C-4
  2.2  Number; Election and Qualification.................................. C-4
  2.3  Tenure.............................................................. C-4
  2.4  Vacancies........................................................... C-4
  2.5  Resignation......................................................... C-4
  2.6  Regular Meetings.................................................... C-4
  2.7  Special Meetings.................................................... C-4
  2.8  Notice of Special Meetings.......................................... C-4
  2.9  Meetings by Telephone Conference Calls.............................. C-5
  2.10 Quorum.............................................................. C-5
  2.11 Action at Meeting................................................... C-5
  2.12 Action by Consent................................................... C-5
  2.13 Removal............................................................. C-5
  2.14 Committees.......................................................... C-5
  2.15 Compensation of Directors........................................... C-6
ARTICLE 3--Officers........................................................ C-6
  3.1  Enumeration......................................................... C-6
  3.2  Election............................................................ C-6
  3.3  Qualification....................................................... C-6
  3.4  Tenure.............................................................. C-6
  3.5  Resignation and Removal............................................. C-6
  3.6  Vacancies........................................................... C-6
  3.7  Chairman of the Board and Vice Chairman of the Board................ C-6
  3.8  President........................................................... C-7

                                                                            PAGE
                                                                            ----
  3.9  Vice Presidents.....................................................  C-7
  3.10 Secretary and Assistant Secretaries.................................  C-7
  3.11 Treasurer and Assistant Treasurers..................................  C-7
  3.12 Salaries............................................................  C-8
ARTICLE 4--Capital Stock...................................................  C-8
  4.1  Issuance of Stock...................................................  C-8
  4.2  Certificates of Stock...............................................  C-8
  4.3  Transfers...........................................................  C-8
  4.4  Lost, Stolen or Destroyed Certificates..............................  C-8
  4.5  Record Date.........................................................  C-8
ARTICLE 5--General Provisions..............................................  C-9
  5.1  Fiscal Year.........................................................  C-9
  5.2  Corporate Seal......................................................  C-9
  5.3  Waiver of Notice....................................................  C-9
  5.4  Voting of Securities................................................  C-9
  5.5  Evidence of Authority...............................................  C-9
  5.6  Certificate of Incorporation........................................  C-9
  5.7  Transactions with Interested Parties................................  C-9
  5.8  Severability........................................................ C-10
  5.9  Pronouns............................................................ C-10
ARTICLE 6--Amendments...................................................... C-10
  6.1  By the Board of Directors........................................... C-10
  6.2  By the Stockholders................................................. C-10

                                    BY-LAWS
                                      OF
                              MAPINFO CORPORATION

                            ARTICLE 1--Stockholders

  1.1 Place of Meetings. All meetings of stockholders shall be held at such place within or without the State of Delaware as may be designated from time to time by the Board of Directors or the President or, if not so designated, at the registered office of the corporation.

  1.2 Annual Meeting. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held within six months after the end of each fiscal year of the corporation on a date to be fixed by the Board of Directors or the President (which date shall not be a legal holiday in the place where the meeting is to be held) at the time and place to be fixed by the Board of Directors or the President and stated in the notice of the meeting. If no annual meeting is held in accordance with the foregoing provisions, the Board of Directors shall cause the meeting to be held as soon thereafter as convenient. If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu of the annual meeting, and any action taken at that special meeting shall have the same effect as if it had been taken at the annual meeting, and in such case all references in these By-Laws to the annual meeting of the stockholders shall be deemed to refer to such special meeting.

  1.3 Special Meetings. Special meetings of stockholders may be called at any time by the Chairman of the Board of Directors, the Chief Executive Officer (or, if there is no Chief Executive Officer, the President) or the Board of Directors. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

  1.4 Notice of Meetings. Except as otherwise provided by law, written notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. The notices of all meetings shall state the place, date and hour of the meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the corporation.

  1.5 Voting List. The officer who has charge of the stock ledger of the corporation shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at a place within the city where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time of the meeting, and may be inspected by any stockholder who is present.

  1.6 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business.

  1.7 Adjournments. Any meeting of stockholders may be adjourned to any other time and to any other place at which a meeting of stockholders may be held under these By-Laws by the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or, if no stockholder is present, by any officer entitled to preside at or to act as Secretary of such meeting. It shall not be necessary to notify any stockholder of any adjournment of less than 30 days if the time and place of the adjourned meeting are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

  1.8 Voting and Proxies. Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by the General Corporation Law of the State of Delaware, the Certificate of Incorporation or these By-Laws. Each stockholder of record entitled to vote at a meeting of stockholders, or to express consent or dissent to corporate action in writing without a meeting, may vote or express such consent or dissent in person or may authorize another person or persons to vote or act for him or her by written proxy executed by the stockholder or his or her authorized agent and delivered to the Secretary of the corporation. No such proxy shall be voted or acted upon after three years from the date of its execution, unless the proxy expressly provides for a longer period.

  1.9 Action at Meeting. When a quorum is present at any meeting, the holders of a majority of the stock present or represented and voting on a matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority of the stock of that class present or represented and voting on a matter) shall decide any matter to be voted upon by the stockholders at such meeting, except when a different vote is required by express provision of law, the Certificate of Incorporation or these By-Laws. Any election by stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election.

  1.10 Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nomination for election to the Board of Directors of the corporation at a meeting of stockholders may be made by the Board of Directors or by any stockholder of the corporation entitled to vote for the election of directors at such meeting who complies with the notice procedures set forth in this
Section 1.10. Such nominations, other than those made by or on behalf of the Board of Directors, shall be made by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary, and received not less than 60 days nor more than 90 days prior to such meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given to stockholders, such nomination shall have been mailed or delivered to the Secretary not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. Such notice shall set forth (a) as to each proposed nominee (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee,
(iii) the number of shares of stock of the corporation which are beneficially owned by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to be named as a nominee and to serve as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the corporation's books, of such stockholder and (ii) the class and number of shares of the corporation which are beneficially owned by such stockholder. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as a director of the corporation.

  The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

  1.11 Notice of Business at Annual Meetings. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors,
(b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before an annual meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, if such business relates to the election of directors of the corporation, the procedures in Section 1.10 must be complied with. If such business relates to any other matter, the stockholder must have given timely notice thereof in writing to the Secretary. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this
Section 1.11 and except that any stockholder proposal which complies with Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the Securities Exchange Act of 1934, as amended, and is to be included in the corporation's proxy statement for an annual meeting of stockholders shall be deemed to comply with the requirements of this Section 1.11.

  The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 1.11, and if he or she should so determine, the chairman shall so declare to the meeting that any such business not properly brought before the meeting shall not be transacted.

  1.12 Action without Meeting. Any action required or permitted to be taken at any meeting of shareholders may be taken without a meeting, if, prior to such action, a written consent or consents thereto setting forth such action, is signed by the holders of record of all of the shares of the stock of the corporation issued and outstanding and entitled to vote.

  1.13 Organization. The Chairman of the Board, or in his or her absence the Vice Chairman of the Board designated by the Chairman of the Board, or the President, in the order named, shall call meetings of the stockholders to order, and shall act as chairman of such meeting; provided, however, that the Board of Directors may appoint any stockholder to act as chairman of any meeting in the absence of the Chairman of the Board. The Secretary of the corporation shall act as secretary at all meetings of the stockholders; but in the absence of the Secretary at any meeting of the stockholders, the presiding officer may appoint any person to act as secretary of the meeting.

                             ARTICLE 2--Directors

  2.1 General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law or the Certificate of Incorporation. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

  2.2 Number; Election and Qualification. The number of directors which shall constitute the whole Board of Directors shall be determined by resolution of the Board of Directors, but in no event shall be less than one. The number of directors may be increased or decreased at any time and from time to time by a majority of the directors then in office, provided, however, that any such decrease shall only eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors. The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election. Directors need not be stockholders of the corporation.

  2.3 Tenure. Each director shall hold office until the next annual meeting and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

  2.4 Vacancies. Unless and until filled by the stockholders, any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, may be filled by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified, or until the earlier death, resignation or removal of such director.

  2.5 Resignation. Any director may resign by delivering a written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

  2.6 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

  2.7 Special Meetings. Special meetings of the Board of Directors may be held at any time and place, within or without the State of Delaware, designated in a call by the Chairman of the Board, President, two or more directors, or by one director in the event that there is only a single director in office.

  2.8 Notice of Special Meetings. Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director (i) by giving notice to such director in person or by telephone at least 24 hours in advance of the meeting, (ii) by sending written notice via facsimile, or delivering written notice by hand or by overnight courier, to his or her last known business or home address at least 24 hours in advance of the meeting, or (iii) by mailing written notice to his or her last known business or home address at least 72 hours in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

  2.9 Meetings by Telephone Conference Calls. Directors or any members of any committee designated by the directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

  2.10 Quorum. A majority of the total number of the whole Board of Directors shall constitute a quorum at all meetings of the Board of Directors. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case shall less than one-third ( 1/3) of the number so fixed constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

  2.11 Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law, the Certificate of Incorporation or these By-Laws.

  2.12 Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all members of the Board or committee, as the case may be, consent to the action in writing, and the written consents are filed with the minutes of proceedings of the Board or committee.

  2.13 Removal. Except as otherwise provided by the General Corporation Law of Delaware, any one or more or all of the directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except that the directors elected by the holders of a particular class or series of stock may be removed without cause only by vote of the holders of a majority of the outstanding shares of such class or series.

  2.14 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the General Corporation Law of the State of Delaware, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-laws for the Board of Directors.

  2.15 Compensation of Directors. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.


                              ARTICLE 3--Officers

  3.1 Enumeration. The officers of the corporation shall consist of a President, a Secretary, a Treasurer and such other officers with such other titles as the Board of Directors shall determine, including a Chairman of the Board, a Vice-Chairman of the Board, and one or more Vice Presidents, Assistant Treasurers, and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.

  3.2 Election. The President, Treasurer and Secretary shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Other officers may be appointed by the Board of Directors at such meeting or at any other meeting.

  3.3 Qualification. No officer need be a stockholder. Any two or more offices may be held by the same person.

  3.4 Tenure. Except as otherwise provided by law, by the Certificate of Incorporation or by these By-Laws, each officer shall hold office until his or her successor is elected and qualified, unless a different term is specified in the vote choosing or appointing him, or until his or her earlier death, resignation or removal.

  3.5 Resignation and Removal. Any officer may resign by delivering his or her written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

  Any officer may be removed at any time, with or without cause, by vote of a majority of the entire number of directors then in office.

  Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following his or her resignation or removal, or any right to damages on account of such removal, whether his or her compensation be by the month or by the year or otherwise, unless such compensation is expressly provided in a duly authorized written agreement with the corporation.

  3.6 Vacancies. The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of President, Treasurer and Secretary. Each such successor shall hold office for the unexpired term of his or her predecessor and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

  3.7 Chairman of the Board and Vice Chairman of the Board. The Board of Directors may appoint a Chairman of the Board. If the Board of Directors appoints a Chairman of the Board, he or she shall perform such duties and possess such powers as are assigned to him or her by the Board of Directors. Unless otherwise provided by the Board of Directors, he or she shall preside at all meetings of the stockholders and at all meetings of the Board of Directors. If the Board of Directors appoints a Vice Chairman of the Board, he or she shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board and shall perform such other duties and possess such other powers as may from time to time be vested in him or her by the Board of Directors.

  3.8 President. The President shall, subject to the direction of the Board of Directors, have general charge and supervision of the business of the corporation. Unless the Board of Directors has designated the Chairman of the Board or another officer as Chief Executive Officer, the President shall be the Chief Executive Officer of the corporation. The President shall perform such other duties and shall have such other powers as the Board of Directors may from time to time prescribe.

  3.9 Vice Presidents. Any Vice President shall perform such duties and possess such powers as the Board of Directors or the President may from time to time prescribe. In the event of the absence, inability or refusal to act of the President, the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the President and when so performing shall have all the powers of and be subject to all the restrictions upon the President. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

  3.10 Secretary and Assistant Secretaries. The Secretary shall perform such duties and shall have such powers as the Board of Directors or the President may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the secretary, including without limitation the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

  Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the President or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

  In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.

  3.11 Treasurer and Assistant Treasurers. The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned to him or her by the Board of Directors or the President. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the corporation, to deposit funds of the corporation in properly selected depositories, to properly disburse such funds, to make proper accounts of such funds, and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the corporation.

  The Assistant Treasurers shall perform such duties and possess such powers as the Board of Directors, the President or the Treasurer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Treasurer.

  3.12 Salaries. Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

                           ARTICLE 4--Capital Stock

  4.1 Issuance of Stock. Unless otherwise voted by the stockholders and subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any balance of the authorized capital stock of the corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine.

  4.2 Certificates of Stock. Every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by him or her in the corporation. Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice Chairman, if any, of the Board of Directors, or the President or a Vice President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile.

  Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, the By-Laws, applicable securities laws or any agreement among any number of stockholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

  4.3 Transfers. Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these By-Laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these By-Laws.

  4.4 Lost, Stolen or Destroyed Certificates. The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar.

  4.5 Record Date. The Board of Directors may fix in advance a date as a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action. Such record date shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action to which such record date relates.

  If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                         ARTICLE 5--General Provisions

  5.1 Fiscal Year. Except as from time to time otherwise designated by the Board of Directors, the fiscal year of the corporation shall begin on the first day of October in each year and end on the last day of September in each year.

  5.2 Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board of Directors.

  5.3 Waiver of Notice. Whenever any notice whatsoever is required to be given by law, by the Certificate of Incorporation or by these By-Laws, a waiver of such notice either in writing signed by the person entitled to such notice or such person's duly authorized attorney, or by telegraph, cable or any other available method, whether before, at or after the time stated in such waiver, or the appearance of such person or persons at such meeting in person or by proxy, shall be deemed equivalent to such notice.

  5.4 Voting of Securities. Except as the directors may otherwise designate, the President or Treasurer may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this corporation (with or without power of substitution) at, any meeting of stockholders or shareholders of any other corporation or organization, the securities of which may be held by this corporation.

  5.5 Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

  5.6 Certificate of Incorporation. All references in these By-Laws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

  5.7 Transactions with Interested Parties. No contract or transaction between the corporation and one or more of the directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of the directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or a committee of the Board of Directors which authorizes the contract or transaction or solely because his or her or their votes are counted for such purpose, if:

    (1) The material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum;

    (2) The material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

    (3) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee of the Board of Directors, or the stockholders.

  Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

  5.8 Severability. Any determination that any provision of these By-Laws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these By-Laws.

  5.9 Pronouns. All pronouns used in these By-Laws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

                             ARTICLE 6--Amendments

  6.1 By the Board of Directors. These By-Laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.

  6.2 By the Stockholders. These By-Laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at any regular or special meeting of stockholders, provided notice of such alteration, amendment, repeal or adoption of new by-laws shall have been stated in the notice of such regular or special meeting.

                              MAPINFO CORPORATION

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

             Special Meeting of Stockholders -- September 24, 1997

     The undersigned, revoking all prior proxies, hereby appoint(s) John C. Cavalier and John F. Haller, or either of them with full power of substitution, as proxies for the undersigned to act and vote at the Special Meeting of Stockholders of MapInfo Corporation and at any adjournment(s) thereof as indicated upon all matters referred to on the reverse side and described in the Proxy Statement for the Meeting, and in their discretion, upon any other matters which may properly come before the Meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THE PROXIES SHALL VOTE FOR PROPOSAL 1.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                                SEE REVERSE SIDE

 X  Please mark votes as in this example.
---

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

     1. To approve the reincorporation of the Company in the State of Delaware, to be effected pursuant to an Agreement and Plan of Merger by and between the Company and MapInfo Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company ("MapInfo Delaware"), pursuant to which the Company will merge with and into MapInfo Delaware (the "Merger"), and MapInfo Delaware will survive the Merger.

           For                    Against                    Abstain
       ---                    ---                        ---

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
                                             ---

MARK HERE IF YOU PLAN TO ATTEND THE MEETING  ---


                                        Please sign exactly as name appears
                                        hereon. Joint owners should each sign.
                                        When signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please give full title as such. If a
                                        corporation, please sign in full
                                        corporate name by an authorized officer.
                                        If a partnership, please sign in the
                                        partnership name by an authorized
                                        person.

                             Signature:                           Date:
                                       --------------------------      --------

                             Signature:                           Date:
                                       --------------------------      --------